UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 14, 2006
(Date of earliest event reported)

U.S. CANADIAN MINERALS, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-31042
(Commission File Number)

33-0843633
(IRS Employer Identification No.)

4955 S. Durango Suite 216, Las Vegas, Nevada 89113
(Address of principal executive offices)(Zip Code)

(702) 433-8223
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01.	Other Events

On March 14, 2006, U. S. Canadian Minerals, Inc. (the “Company”) received a “Wells Notice” from the staff of the Securities and Exchange Commission (the “SEC”). The Wells Notice notifies the Company that the SEC staff is considering recommending that the SEC bring a civil enforcement proceeding against the Company for possible violation of the federal securities laws pertaining to fraudulent disclosures, failure to file reports in a timely manner and improper accounting practices.

Under SEC procedures, the Company has the opportunity to respond to the SEC staff before the staff makes a formal recommendation regarding any action to be taken against the Company by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. Canadian Minerals, Inc.

Date: March 22, 2006	/s/ Adam Jenn
President